BUSINESS TALK RADIO NETWORK®

ORDER FORM

Please check one:

☒ BTRN ☐ LTRN

lifestyle TalkRadio Network

Contract #: ____

Date: **3/3/08** New order ☒ **Revision** ☐

start date: **3/9/08** end date: **3/1/09**

☒ Network-wide ☒ Daypart

advertiser: America's Dining & Travel Guide

agency: ____

address: 3568 East Virginia Avenue

city/state/zip: Denver, CO 80209

contact person: Pierre Wolfe

telephone: 303-733-4518

fax: 303-871-8721

product type: Program

special traffic instructions: ____

☐ run in specific program only: ____

Check all that apply:
- ☐ commercial
- ☐ billboard
- ☐ PI
- ☐ public service
- ☐ promotional
- ☒ program

check all that apply:
- ☐ agency
- ☒ direct
- ☐ revenue share

Options for make good, check one:
- ☐ same flight
- ☐ same week
- ☐ extend schedule
- ☐ credit
- ☒ ask salesperson
- ☐ not applicable

check one:
- ☐ remit invoice
- ☒ cash in advance

check one:
- ☐ local
- ☒ national

check one:
- ☒ cash
- ☐ trade

start date	end date	length	hours to run	M	T	W	T	F	S	S	X/ week	# of wks	Rate/week	$ total
3/9/08	3/30/08	:60	3P-5P	0	0	0	0	0	0	1	1	4	$350.00	$1,400
4/6/08	3/1/09	:60	3P-5P	0	0	0	0	0	0	1	1	48	$375.00	$18,000

Mar. 2008 $1,400	**Apr. 2008** $1,500	**May 2008** $1,500	**Jun. 2008** $1,875	**Jul. 2008** $1,500	**Aug. 2008** $1,875	**Sep. 2008** $1,500	**Total**
Oct. 2008 $1,500	**Nov. 2008** $1,875	**Dec. 2008** $1,500	**Jan. 2009** $1,500	**Feb. 2009** $1,500	**Mar. 2009** $375		$19,400

Revenue Breakdown (please fill out completely):

Cancellation clause as follows:

(this must be filled out)

agency commission: Yes ☐ % No ☒

outside salesperson commission: Yes ☐ % No ☒

outside source revenue share: 0% payable to: ____

Network share: 0%

advertiser: ____________ salesperson: ____________ approved by: [signature]

date: ____________ date: ____________ entered by: ____________

/vv

cc: Joy / Rob

P.O. Box 4826 * Greenwich, CT 06831 * (203) 323-7300 * Fax: (203) 323-7302

www.businesstalkradio.net www.lifestyletalkradio.com